SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

                                                      Date of Report (Date of earliest event reported):

                                                    October 1, 2004 (September 28, 2004)

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of
                      Principal Officers

Item 8.01      Other Events

            On September 28, 2004, the Registrant issued a Press Release, attached hereto as an exhibit, announcing a series of senior-level executive and organizational changes approved by its Board of Directors, including the election of a President of Registrant.

            Effective October 1, 2004, Charles W. Moorman was elected President of Registrant.  Mr. Moorman, age 52, previously served as Senior Vice President Corporate Planning and Services from December 1, 2003, until his election as President.  Prior thereto, he served as Senior Vice President Corporate Services from February 1, 2003, until November 30, 2003, and as President of Thoroughbred Technology and Telecommunications, Inc., a subsidiary of Registrant, from October 1, 1999, until January 31, 2003.

            Registrant confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Moorman and any director or executive officer of Registrant, (2) there was no arrangement or understanding between Mr. Moorman and any other person pursuant to which he was elected as President, and (3) there is no transaction between Mr. Moorman and Registrant that would require disclosure under Item 404(a) of Regulation S-K.  There is no employment agreement between Mr. Moorman and Registrant.

            As a consequence of Mr. Moorman's election as President, effective October 1, 2004, David R. Goode's title, formerly Chairman, President and Chief Executive Officer of Registrant, was changed to Chairman and Chief Executive Officer.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin

                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  October 1, 2004

EXHIBIT INDEX

Exhibit
Number                 Description

99                         Press Release dated September 28, 2004.